                                                                   Exhibit 10.43

================================================================================

                             Stock Pledge Agreement

                           DATED as of April 30, 2001

                                     between

                            Medallion Financial Corp.

                                       and

                    Fleet National Bank, as Collateral Agent
                               and secured party,
                               for the benefit of

                 the holders from time to time of those certain
                $22,500,000 7.20% Senior Secured Notes, Series A
                                due June 1, 2004
                                       and
                $22,500,000 7.20% Senior Secured Notes, Series B
                              due September 1, 2004
                                       of
                             Medallion Funding Corp.

================================================================================

                                Table of Contents

Section                             Heading                                        Page
Section 1.          Pledge of Stock, Etc ..........................................  1

    Section 1.1.    Pledge of Stock ...............................................  1
    Section 1.2.    Additional Stock ..............................................  1
    Section 1.3.    Pledge of Cash Collateral Account .............................  2

Section 2.          Definitions ...................................................  2

Section 3.          Security for Obligations ......................................  3

Section 4.          Liquidation, Recapitalization, Etc ............................  3

    Section 4.1.    Distributions Paid to Collateral Agent ........................  3
    Section 4.2.    Cash Collateral Account........................................  3
    Section 4.3.    Company's Rights to Cash Collateral, etc ......................  4

Section 5.          Warranty of Title; Authority ..................................  4

Section 6.          Dividends, Voting, etc., Prior to Maturity ....................  4

Section 7.          Remedies ......................................................  5

    Section 7.1.    In General ....................................................  5
    Section 7.2.    Sale of Stock Collateral ......................................  6
    Section 7.3.    Registration of Stock .........................................  7
    Section 7.4.    Private Sales .................................................  8
    Section 7.5.    Company's Agreements, etc .....................................  8
    Section 7.6     Waiver by Collateral Agent or Noteholders .....................  9

Section 8.          Release of Collateral; Subordination of Lien ..................  9

Section 9.          Marshalling; Obligations Secured by Property Other
                    Than Stock Collateral ......................................... 10

Section 10.         Company's Obligations Not Affected ............................ 10

Section 11.         Transfer, etc., by Company .................................... 10

Section 12.         Further Assurances ............................................ 11

Section 13.         Collateral Agent's Exoneration ................................ 11

Section 14.         Indemnity ..................................................... 12

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
Section 15.      Compensation of the Collateral Agent ......................................  12

Section 16.      Collateral Agent May Perform; Actions of Collateral Agent .................  12

Section 17.      Collateral Agent's Duties .................................................  13

Section 18.      Resignation of Collateral Agent; Successor Collateral Agent ...............  14

Section 19.      No Waiver, etc ............................................................  14

Section 20.      Notice, etc ...............................................................  14

Section 21.      Termination ...............................................................  15

Section 22.      Overdue Amounts ...........................................................  15

Section 24.      Waiver of Jury Trial ......................................................  15

Section 25.      Miscellaneous .............................................................  15

Signatures..........................................................Error! Bookmark not defined.

                             Stock Pledge Agreement

     This Stock Pledge Agreement ("Agreement") is made as of April 30, 2001, by and between Medallion Financial Corp., a Delaware corporation (the "Company"), and Fleet National Bank, a national banking association, as collateral agent (hereinafter in such capacity, the "Collateral Agent") for the holders of the Notes from time to time (herein, the "Noteholders") pursuant to those certain Note Purchase Agreements each dated as of June 1, 1999 (as amended pursuant to that certain First Amendment Agreement dated as of March 30, 2001 (the "First Amendment Agreement") and in effect from time to time, the "Note Agreements"), among Medallion Funding Corp. ("Funding") and the purchasers of Notes thereunder.

     Whereas, the Company is the direct legal and beneficial owner of all of the issued and outstanding shares of each class of the capital stock of the corporation described on Annex A (the "Subsidiary"); and

     Whereas, it is a condition to the effectiveness of the First Amendment that the Company execute and deliver to the Collateral Agent, for the benefit of the Noteholders, a pledge agreement in substantially the form hereof; and

     Whereas, the Company wishes to grant pledges and security interests in favor of the Collateral Agent, for the benefit of the Noteholders, as herein provided;

     Now, Therefore, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.   Pledge of Stock, Etc.

     Section 1.1. Pledge of Stock. The Company hereby pledges, assigns, grants a security interest in, and delivers to the Collateral Agent, for the benefit of the Noteholders, all of the shares of capital stock of the Subsidiary of every class, as more fully described on Annex A hereto, to be held by the Collateral Agent, for the ratable benefit of the Noteholders, subject to the terms and conditions hereinafter set forth. The certificates for such shares, accompanied by undated stock powers or other appropriate instruments of assignment thereof duly executed in blank by the Company, have been delivered to the Collateral Agent.

     Section 1.2. Additional Stock. In case the Company shall acquire any additional shares of the capital stock of the Subsidiary or corporation which is the successor of the Subsidiary, or any securities exchangeable for or convertible into shares of such capital stock of any class of the Subsidiary, by purchase, stock dividend, stock split or otherwise, then the Company shall forthwith deliver to and pledge such shares or other securities to the Collateral Agent, for the benefit of the Noteholders, under this Agreement and shall deliver to the Collateral Agent forthwith any certificates therefor, accompanied by undated stock powers or other appropriate instruments of assignment duly executed by the Company in blank. The Company agrees that the Collateral Agent may from time to time attach as Annex A hereto an updated list of the shares of capital stock or securities at the time pledged with the Collateral Agent hereunder.

     Section 1.3. Pledge of Cash Collateral Account. The Company also hereby pledges, assigns, grants a security interest in, and delivers to the Collateral Agent, for the benefit of the Noteholders, the Cash Collateral Account and all of the Cash Collateral as such terms are hereinafter defined.

Section 2.      Definitions.

     Terms used herein and not defined herein that are defined in the Note Agreements shall have the respective meanings provided in the Note Agreements, unless the context otherwise indicated or requires, and the following terms shall have the following meanings:

     "Cash Collateral." See (S)4.

     "Cash Collateral Account." See (S)4.

     "Notes" shall have the meaning set forth for such term in the Note Agreements.

     "Obligations" shall mean any and all present and future indebtedness and all performance obligations which may at any time be owing by the Company to the Collateral Agent or any Noteholder, however arising, under the Note Agreements, this Agreement or any other Note Document between the Collateral Agent and/or any Noteholder and the Company in connection with any of the foregoing or in connection with any Note Document, whether now in existence or incurred hereafter, whether incurred directly or incurred by others and assumed by the Company, whether secured by mortgage, pledge, or lien upon or security interest in any property of the Company, or any other person, whether such indebtedness or other obligation is absolute or contingent, joint or several, matured or unmatured, direct or indirect, and whether the Company is liable for such indebtedness or other obligation as principal, surety, endorser, guarantor, or otherwise. Without limiting the generality of the foregoing, the Obligations shall include the liability of the Company to any Noteholder for all balances owing to any Noteholder under the Note Agreements or under any other agreement or arrangement now or hereafter entered into between the Company and the Collateral Agent or any Noteholder in connection therewith, and, solely in connection with this Agreement or the Note Agreements, the following: (i) indebtedness owing by the Company to the Collateral Agent or any Noteholder,
(ii) the liability of the Company to the Collateral Agent or any Noteholder as maker or endorser of any promissory note or other instrument for the payment of money, and (iii) the liability of the Company to the Collateral Agent or any Noteholder under any instrument of guaranty or indemnity, or arising under any guarantee, endorsement, or undertaking which the Collateral Agent or any Noteholder may make or issue to others for the account of the Company. The Obligations shall also include interest, premium (if any), Make-Whole Amount (if any), commissions, financing and service charges, and expenses and fees, including but not limited to the costs and expenses of collection of the Obligations (including the fees and disbursements of accountants), the costs and expenses of the Collateral Agent and the costs and expenses of filing, perfecting, preserving, retaking, holding, and preparing any of the Collateral for sale chargeable to the Company and due from the Company under this Agreement, the Note Agreements or under any other agreement or arrangement which may be now or hereafter entered into between the Company and the Collateral Agent or the Noteholders.

     "Stock" The shares of stock described in Annex A attached hereto and any additional shares of stock at the time pledged with the Collateral Agent hereunder.

     "Stock Collateral." The property at any time pledged to the Collateral Agent hereunder (whether described herein or not) and all income therefrom, increases therein and proceeds thereof, including without limitation that included in Cash Collateral, but excluding from the definition of "Stock Collateral" any income, increases or proceeds received by the Company to the extent expressly permitted by (S)6.

     "Time Deposits." See (S)4.

Section 3.   Security for Obligations.

     This Agreement and the security interest in and pledge of the Stock Collateral hereunder are made with and granted to the Collateral Agent, for the benefit of the Noteholders, as security for the payment and performance in full of all the Obligations.

Section 4.   Liquidation, Recapitalization, Etc.

     Section 4.1. Distributions Paid to Collateral Agent. Any sums or other property paid or distributed upon or with respect to any of the Stock, whether by dividend or redemption or upon the liquidation or dissolution of the issuer thereof or otherwise, shall, except to the limited extent provided in (S)6, be paid over and delivered to the Collateral Agent to be held by the Collateral Agent, for the benefit of the Noteholders, as security for the payment and performance in full of all of the Obligations. In case, pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, any distribution of capital shall be made on or in respect of any of the Stock or any property shall be distributed upon or with respect to any of the Stock, the property so distributed shall be delivered to the Collateral Agent, for the benefit of the Noteholders, to be held by it as security for the Obligations. Except to the limited extent provided in (S)6, all sums of money and property paid or distributed in respect of the Stock, whether as a dividend or upon such a liquidation, dissolution, recapitalization or reclassification or otherwise, that are received by the Company shall, until paid or delivered to the Collateral Agent, be held in trust for the Collateral Agent, for the benefit of the Noteholders, as security for the payment and performance in full of all of the Obligations.

     Section 4.2. Cash Collateral Account. All sums of money that are delivered to the Collateral Agent pursuant to this (S)4 shall be deposited into an interest bearing account with the Collateral Agent (the "Cash Collateral Account"). Some or all of the funds from time to time in the Cash Collateral Account may be invested in time deposits, including, without limitation, certificates of deposit issued by the Collateral Agent (such certificates of deposit or other time deposits being hereinafter referred to, collectively, as "Time Deposits"), that are satisfactory to the Collateral Agent after consultation with the Company, provided, that, in each such case, arrangements satisfactory to the Collateral Agent are made and are in place to perfect and to insure the first priority of the Collateral Agent's security interest therein. Interest earned on the Cash Collateral Account and on the Time Deposits, and the principal of the Time Deposits at maturity that is not invested in new Time Deposits, shall be deposited in the Cash Collateral Account. The Cash Collateral Account, all sums from time to time standing to the credit of the Cash Collateral Account, any and all Time Deposits, any and all instruments or other writings evidencing Time Deposits and any and all proceeds or any thereof are hereinafter referred to as the "Cash Collateral."

     Section 4.3. Company's Rights to Cash Collateral, etc. Except as otherwise expressly provided in (S)16, the Company shall have no right to withdraw sums from the Cash Collateral Account, to receive any of the Cash Collateral or to require the Collateral Agent to part with the Collateral Agent's possession of any instruments or other writings evidencing any Time Deposits.

Section 5.     Warranty of Title; Authority.

     The Company hereby represents and warrants that: (i) the Company has good and marketable title to, and is the sole record and beneficial owner of, the Stock described in (S)1, subject to no pledges, liens, security interests, charges, options, restrictions or other encumbrances except the pledge and security interest created by this Agreement and Permitted Liens, (ii) all of the Stock described in (S)1 is validly issued, fully paid and non-assessable, (iii) the Company has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to pledge and grant a security interest in all of the Stock Collateral pursuant to this Agreement, and the execution, delivery and performance hereof and the pledge of and granting of a security interest in the Stock Collateral hereunder have been duly authorized by all necessary corporate or other action and do not contravene any law, rule or regulation or any provision of the Company's charter documents or by-laws or of any judgment, decree or order of any tribunal or of any agreement or instrument to which the Company is a party or by which it or any of its property is bound or affected or constitute a default thereunder, and (iv) the information set forth in Annex A hereto relating to the Stock is true, correct and complete in all respects. The Company covenants that it will defend the rights of the Noteholders and security interest of the Collateral Agent, for the benefit of the Noteholders, in such Stock against the claims and demands of all other persons whomsoever. The Company further covenants that it will have the like title to and right to pledge and grant a security interest in the Stock Collateral hereafter pledged or in which a security interest is granted to the Collateral Agent hereunder and will likewise defend the rights, pledge and security interest thereof and therein of the Noteholders and the Collateral Agent.

Section 6.     Dividends, Voting, Etc., Prior to Maturity.

     So long as no Default or Event of Default shall have occurred and be continuing, the Company shall be entitled to receive all cash dividends paid in respect of the Stock, to vote the Stock and to give consents, waivers and ratifications in respect of the Stock; provided, however, that no vote shall be cast or consent, waiver or ratification given by the Company if the effect thereof would in the reasonable judgment of the Required Holders impair any of the Stock Collateral or be inconsistent with or result in any violation of any of the provisions of the Note Agreements, or any of the other Note Documents. All such rights of the Company to receive cash dividends shall cease in case a Default or an Event of Default shall have occurred and be continuing. All such rights of the Company to vote and give consents, waivers and ratifications with respect to the Stock shall, at the Collateral Agent's option, as evidenced by the Collateral Agent's notifying the Company of such election, cease in case a Default or an Event of Default shall have occurred and be continuing.

Section 7.     Remedies.

     Section 7.1. In General. If a Default or an Event of Default shall have occurred and be continuing, the Collateral Agent shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the Uniform Commercial Code of the State of New York (the "New York UCC"), all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as the Collateral Agent deems expedient:

               (a) if the Collateral Agent so elects and gives notice of such election to the Company, the Collateral Agent may vote any or all shares of the Stock (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) for any lawful purpose, including, without limitation, if the Collateral Agent so elects, for the liquidation of the assets of the issuer thereof, and give all consents, waivers and ratifications in respect of the Stock and otherwise act with respect thereto as though it were the outright owner thereof (the Company hereby irrevocably constituting and appointing the Collateral Agent the proxy and attorney-in-fact of the Company, with full power of substitution, to do so);

               (b) the Collateral Agent may demand, sue for, collect or make any compromise or settlement the Collateral Agent deems suitable in respect of any Stock Collateral;

               (c) the Collateral Agent may sell, resell, assign and deliver, or otherwise dispose of any or all of the Stock Collateral, for cash or credit or both and upon such terms at such place or places, at such time or times and to such entities or other persons as the Collateral Agent thinks expedient, all without demand for performance by the Company or any notice or advertisement whatsoever except as expressly provided herein or as may otherwise be required by law;


               (d) the Collateral Agent may cause all or any part of the Stock held by it to be transferred into its name or the name of its nominee or nominees; and

               (e) the Collateral Agent may set off against the Obligations any and all sums deposited with it or held by it, including without limitation, any sums standing to the credit of the Cash Collateral Account and any Time Deposits issued by the Collateral Agent.

          (f) Each of the Noteholders acknowledges and agrees that (i) it shall only have recourse to the Collateral through the Collateral Agent and that it shall have no independent recourse to the Collateral and (ii) the Collateral Agent shall have no obligation to take any action, or refrain from taking any action, except upon instructions from the Required Holders in accordance with the provisions hereunder.

     Section 7.2. Sale of Stock Collateral. In the event of any disposition of the Stock Collateral as provided in clause (c) of (S)7.1, the Collateral Agent shall give to the Company at least five Business Days prior written notice of the time and place of any public sale of the Stock Collateral or of the time after which any private sale or any other intended disposition is to be made. The Company hereby acknowledges that five Business Days prior written notice of such sale or sales shall be reasonable notice. The Collateral Agent may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereunder imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by the Company, to the fullest extent permitted by law). The Collateral Agent may buy any part or all of the Stock Collateral at any public sale and if any part or all of the Stock Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Collateral Agent may buy at private sale and may make payments thereof by any means. The Collateral Agent may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys' fees, travel and all other expenses which may be incurred by the Collateral Agent in attempting to collect the Obligations or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and then to the Obligations in accordance with this (S)7.2. The proceeds of any collection or sale of, or other realization upon, all or any part of the Stock Collateral shall be applied by the Collateral Agent in the following order of priority:

          first, to payment of the expenses of sale or other realization, including reasonable compensation to the Collateral Agent and its agents and counsel and all expenses, liabilities, advances incurred or made by the Collateral Agent in connection therewith, and any other unreimbursed expenses for which the Collateral Agent is to be reimbursed under this Agreement;

          second, to the payment of the Obligations (after taking into account amounts not then due and payable), pro rata in accordance with the respective outstanding balances thereof (including principal, interest, fees and all other amounts due thereunder); and

          third, after indefeasible payment in full of all Obligations, to payment to the Company or Funding or their successors and assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

     The Collateral Agent may make distributions hereunder in cash or in kind, but such distributions to the Noteholders shall in all events be made pro rata on the basis of the outstanding principal amount of the Obligations. Distributions made under clause "second" above may also be made in a combination of cash or property, but distributions to the Noteholders shall be made pro rata on the basis of the outstanding principal amount of the

Obligations. Distributions made under clauses "first" and "third" may also be made in a combination of cash or property. Any deficiency remaining, after application of such cash or cash proceeds to the Obligations, shall continue to be Obligations for which Funding remains liable.

     In making the determinations and allocations required by this (S)7.2 or otherwise by this Agreement, the Collateral Agent may rely upon information supplied by the Noteholders as to the amounts of the Obligations, or as to other matters (with each such matter being conclusively deemed to be proved or established by a certificate executed by an officer of such person), and the Collateral Agent shall have no liability to any of the Noteholders for actions taken in reliance upon such information. All distributions made by the Collateral Agent pursuant to this (S)7.2 shall be final, and the Collateral Agent shall have no duty to inquire as to the application by the Noteholders of any amount distributed to them. However, if at any time the Collateral Agent determines that an allocation was based upon a mistake of fact (including without limitation, mistakes based on an assumption that principal or interest or any other amount has been paid by payments that are subsequently recovered from the recipient thereof through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise), the Collateral Agent may in its discretion, but shall not, subject to this (S)7.2, be obligated to, adjust subsequent allocations and distributions hereunder so that, on a cumulative basis, the Noteholders receive the distributions to which they would have been entitled if such mistake of fact had not been made. If any dispute or disagreement shall arise as to the allocation of any sum of money received by the Collateral Agent hereunder or under any Security Document, the Collateral Agent shall have the right to deliver such sum to a court of competent jurisdiction and therein commence an action for interpleader. If, through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise, the security interests created hereby are enforced with respect to some, but not all, of the Obligations, the Collateral Agent shall nonetheless apply the proceeds for the benefit of the Noteholders in the proportion and subject to the priorities of (S)7.2 hereof. Only after such applications, and after payment by the Collateral Agent of any amount required by (S)9-504(1)(c) of the New York UCC, need the Collateral Agent account to the Company for any surplus. To the extent that any of the Obligations are to be paid or performed by a person other than the Company, the Company waives and agrees not to assert any rights or privileges which it may have under (S)9-112 of the New York UCC.

     If any Noteholder acquires custody, control or possession of any Stock Collateral or proceeds therefrom, other than pursuant to the terms of this Agreement, such Noteholder shall promptly cause such Stock Collateral or proceeds to be delivered to or put in the custody, possession or control of the Collateral Agent or, if the Collateral Agent shall so designate, an agent of the Collateral Agent (which Collateral Agent may be a branch or affiliate of the agent, the Administrative Collateral Agent or any Bank) in the same form of payment received, with appropriate endorsements, in the country in which such Stock Collateral is held for distribution in accordance with the provisions of this Section. Until such time as the provisions of the immediately preceding sentence have been complied with, such Noteholder shall be deemed to hold such Stock Collateral and proceeds in trust for the Collateral Agent.

     Section 7.3. Registration of Stock. If the Collateral Agent shall determine to exercise its right to sell any or all of the Stock pursuant to this (S)7, and if in the opinion of counsel for the

Collateral Agent it is necessary, or if in the reasonable opinion of the Collateral Agent it is advisable, to have the Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Company agrees to use its best efforts to cause the issuer of the Stock contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at the Company's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Collateral Agent, advisable to register such Stock under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of 9 months from the date such registration statement became effective, and to make all amendments thereto or to the related prospectus or both that, in the reasonable opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Company agrees to use its best efforts to cause such issuer to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which the Collateral Agent shall designate and to cause such issuer to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of (S)11(a) of the Securities Act.

     Section 7.4. Private Sales. The Company recognizes that the Collateral Agent may be unable to effect a public sale of the Stock by reason of certain prohibitions contained in the Securities Act, federal banking laws, and other applicable laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. The Company agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Stock for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, or such other federal banking or other applicable laws, even if the issuer would agree to do so. Subject to the foregoing, the Collateral Agent agrees that any sale of the Stock shall be made in a commercially reasonable manner, and the Company agrees to use its best efforts to cause the issuer of the Stock contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at the Company's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Collateral Agent, advisable to exempt such Stock from registration under the provisions of the Securities Act, and to make all amendments to such instruments and documents which, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Company further agrees to use its best efforts to cause such issuer to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which the Collateral Agent shall designate and, if required, to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of (S)11(a) of the Securities Act.

     Section 7.5. Company's Agreements, etc. The Company further agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make any sales of any portion or all of the Stock pursuant to this (S)7 valid and binding and in compliance with any and all applicable laws (including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, the rules and regulations of the Securities and Exchange Commission applicable thereto and all applicable state securities or "Blue Sky" laws), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Company's expense. The Company further agrees that a breach of any of the covenants contained in this (S)7 will cause irreparable injury to the Collateral Agent and the Noteholders, that the Collateral Agent and the Noteholders have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this (S)7 shall be specifically enforceable against the Company by the Collateral Agent and the Company hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

     Section 7.6 Waiver by Collateral Agent or Noteholders. The Collateral Agent's or any Noteholder's failure at any time or times hereafter to require strict performance by either the Company or Funding of any of the provisions, warranties, terms and conditions contained in this Agreement or any of the Note Documents shall not waive, affect or diminish any right of the Collateral Agent or any Noteholder at any time or times hereafter to demand strict performance therewith and with respect to any other provisions, warranties, terms and conditions contained in this Agreement or any of the Note Documents, and any waiver of any Default or Event of Default shall not waive or affect any other Default or Event of Default, whether prior or subsequent thereto, and whether of the same or a different type. None of the warranties, conditions, provisions and terms contained in this Agreement or any other Note Documents shall be deemed to have been waived by any act or knowledge of the Collateral Agent or any Noteholder, or their respective agents, officers or employees except by an instrument in writing signed by an officer of the Collateral Agent or such Noteholder and directed to the Company or Funding specifying such waiver.

Section 8.     Release of Collateral; Subordination of Lien.

     The Collateral Agent, for the benefit of itself and the Noteholders is hereby authorized, upon receipt of a request from either the Company or Funding, to release any Stock Collateral and to provide such releases with respect to any Stock Collateral in connection with any sale, exchange or other disposition thereof permitted under the Note Agreements so long as (i) the Collateral Agent obtains a first priority perfected security interest in any non-cash proceeds of such sale, exchange or other disposition and (ii) any net cash proceeds of such sale, exchange or other disposition are paid in accordance with the provisions hereunder. Whether or not so instructed by the Required Holders, the Collateral Agent may release any Stock Collateral and may provide any release, termination statement or instrument of subordination required by order of a court of competent jurisdiction or otherwise required by applicable law. To the extent permitted by the Note Agreements, the Collateral Agent shall, on the written instructions of the Required Holders, subordinate by written instrument the lien on all or any portion of the Stock Collateral to any other lender extending to the Company or Funding indebtedness permitted by the terms of the Note Agreements.

Section 9. Marshalling; Obligations Secured by Property Other Than Stock Collateral.

     None of the Collateral Agent or any Noteholder shall be required to marshal any present or future collateral security for (including but not limited to this Agreement and the Stock Collateral), or other assurances of payment of, the Obligations, or to resort to such collateral security or other assurances of payment in any particular order. All of the Collateral Agent's rights hereunder and of the Noteholders in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshalling of collateral that might cause delay in or impede the enforcement of the Collateral Agent's rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and to the extent that it lawfully may the Company hereby irrevocably waives the benefits of all such laws. To the extent that the Obligations are now or hereafter secured by property other than the Stock Collateral, or by a guarantee, endorsement or property of any other person, then the Collateral Agent shall have the right to, and upon the direction of the Required Holders shall, proceed against such other property, guarantee or endorsement upon the occurrence of a Default and during the continuance of an Event of Default, and the Collateral Agent shall have the right, with the consent of the Required Holders, to determine which rights, security, liens, security interests or remedies the Collateral Agent shall at any time pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of them or any of the Collateral Agent's rights or any of the Noteholders' rights under the Obligations, this Agreement or any other Note Document.

Section 10.   Company's Obligations Not Affected.

     The obligations of the Company hereunder shall remain in full force and effect without regard to, and shall not be impaired by (i) any exercise or nonexercise, or any waiver, by the Collateral Agent or any Noteholder of any right, remedy, power or privilege under or in respect of any of the Obligations or any security therefor (including this Agreement); (ii) any amendment to or modification of the Note Agreements, the other Note Documents or any of the Obligations; (iii) any amendment to or modification of any instrument (other than this Agreement) securing any of the Obligations, including, without limitation, any of the Security Documents; or (iv) the taking of additional security for, or any other assurances of payment of, any of the Obligations or the release or discharge or termination of any security or other assurances of payment or performance for any of the Obligations; whether or not the Company shall have notice or knowledge of any of the foregoing.

Section 11.   Transfer, etc., by Company.

     Without the prior written consent of the Collateral Agent, the Company will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Stock Collateral or any interest therein, except for the pledge thereof and security interest therein provided for (i) in this

Agreement in that certain Stock Pledge dated as of April 30, 2001 between the Company and Fleet National Bank, as agent, pursuant to that certain Amended and Restated Loan Agreement dated as of December 24, 1997, as amended from time to time and (ii) in that certain Security Agreement dated as of September 22, 2000, as amended as of October 27, 2000, among Medallion Financial Corp., Medallion Business Credit, LLC and the banks parties thereto.

Section 12.    Further Assurances.

     The Company will do all such acts, and will furnish to the Collateral Agent all such financing statements, certificates, legal opinions and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as the Collateral Agent or any Noteholder may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the Noteholders, all without any cost or expense to the Collateral Agent or any if the Noteholders. If the Collateral Agent so elects, a photocopy of this Agreement may at any time and from time to time be filed by the Collateral Agent as a financing statement in any recording office in any jurisdiction.

Section 13.    Collateral Agent's Exoneration.

     (a) Under no circumstances shall the Collateral Agent be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Stock Collateral of any nature or kind or any matter or proceedings arising out of or relating thereto, other than (i) to exercise reasonable care in the physical custody of the Stock Collateral and (ii) after a Default or an Event of Default shall have occurred and be continuing to act in a commercially reasonable manner. Neither the Collateral Agent nor any Noteholder shall be required to take any action of any kind to collect, preserve or protect its or the Company's rights in the Stock Collateral or against other parties thereto. The Collateral Agent's prior recourse to any part or all of the Stock Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of any of the Obligations.

     (b) If at any time or times hereafter the Collateral Agent employs counsel for advice with respect to this Agreement, or to intervene, file a petition, answer, motion or other pleading in any suit or proceeding relating to this Agreement (including, without limitation, the interpretation or administration, or the amendment, waiver or consent with respect to any term, of this Agreement), or relating to any Stock Collateral; or to protect, take possession of, or liquidate any Stock Collateral, or to attempt to enforce any security interest or lien in any Stock Collateral, or to represent the Collateral Agent in any pending or threatened litigation with respect to the affairs of Funding in any way relating to any of the Stock Collateral or to the Obligations or to enforce any rights of the Collateral Agent or any Noteholder or liabilities of Funding, any person to whom Funding has made a Loan, or any person which may be obligated to the Collateral Agent or such Noteholder by virtue of this Agreement or any other agreement, instrument or document now or hereafter delivered to the Collateral Agent or any Noteholder by or for the benefit of Funding, then in any of such events, all of the reasonable attorneys' fees actually incurred arising from such services, and any expenses, costs and charges relating thereto, shall be Obligations.

Section 14.    Indemnity.

     Each of the Noteholders severally agree (i) to reimburse the Collateral Agent, on demand, in the amount of its pro rata share, for any expenses referred to in this ss.14 which shall not have been reimbursed or paid by Funding or paid from the proceeds of Stock Collateral as provided herein and (ii) to indemnify and hold harmless the Collateral Agent and its directors, officers, employees and agents, on demand, in the amount of such pro rata share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements referred to in this ss.14, to the extent the same shall not have been reimbursed by Funding or paid from the proceeds of Stock Collateral as provided herein; provided that no Noteholder shall be liable to the Collateral Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the gross negligence or willful misconduct of the Collateral Agent or any of its directors, officers, employees or agents as determined by a final non-appealable order of a court of competent jurisdiction. For the purposes of this ss.14, pro rata shares at any time shall be determined based upon the outstanding principal amount of the Notes at the time such expenses were incurred.

Section 15.    Compensation of the Collateral Agent.

     The Collateral Agent shall be entitled to reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered, and to reimbursement for all reasonable expenses, disbursements and advances incurred or made by the Collateral Agent, in and about the administration of the trusts herein provided for and in and about foreclosure, enforcement or other protection of this Agreement or the lien and security interest hereof or thereof (including reasonable compensation and expenses and disbursements of its counsel and of all persons not regularly in their employ). The Company and Funding, jointly and severally, agree to pay such compensation for services of the Collateral Agent and to reimburse the Collateral Agent for such expenses, disbursements and advances. The Company and Funding, jointly and severally, agree to indemnify and save harmless the Collateral Agent from and against all loss, liability and expense incurred in good faith and without negligence on its part in the exercise or performance of any rights, remedies or duties under this Agreement.

Section 16.    Collateral Agent May Perform; Actions of Collateral Agent.

     If the Company or Funding fails to perform any agreement contained herein, the Collateral Agent may (but shall not be required to) itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by Funding, together with interest thereon at the rate of 9.20% per annum, determined on a basis of a 360-day year of twelve 30-day months, and until so paid shall be deemed part of the Obligations. The Collateral Agent shall not be obligated to take any action under this Agreement except for the performance of such duties as are specifically set forth herein. Subject to the other provisions of this Agreement, the Note Agreement and the other Note Documents, the Collateral Agent shall take any action under or with respect to this Agreement which is requested by the Required Holders and which is not inconsistent with or contrary to the provisions of this Agreement or the Note Documents. The Collateral Agent shall have the right to decline to follow any such direction if the Collateral Agent, being advised by counsel, determines that the directed action is not permitted by the terms of this Agreement or the other Note Documents, may not lawfully be taken or would involve it in personal liability, and the Collateral Agent shall not be required to take any such action unless any indemnity which is required hereunder in respect of such action has been provided. Subject to the other requirements of this Agreement, the Collateral Agent may rely on any such direction given to it by the Required Holders and shall be fully protected, and shall under no circumstances (absent the gross negligence or willful misconduct of the Collateral Agent) be liable to the Company, Funding, any Noteholder or any other person for taking or refraining from taking action in accordance therewith. The Collateral Agent may consult with counsel and shall be fully protected in taking any action hereunder in accordance with any advice of such counsel. The Collateral Agent shall have the right but not the obligation at any time to seek instructions concerning the administration of this Agreement, the duties created hereunder, or any of the Stock Collateral from any court of competent jurisdiction.

Section 17.    Collateral Agent's Duties.

     The powers conferred on the Collateral Agent hereunder are solely to protect its interest and the interests of the Noteholders in the Stock Collateral and shall not impose any duty upon it to exercise any such powers except as provided herein. Except for the safe custody of any Stock Collateral in its possession and the accounting for monies actually received by it hereunder and performing its other express duties hereunder, the Collateral Agent shall have no duty as to any Stock Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Stock Collateral. The Collateral Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained herein, except for those made by it herein. The Collateral Agent makes no representation as to the value or condition of the Stock Collateral or any part thereof, as to the title of the Company to the Stock Collateral, as to the security afforded by this Agreement or as to the validity, execution, enforceability, legality or sufficiency of this Agreement, and the Collateral Agent shall incur no liability or responsibility in respect of any such matters. The Collateral Agent shall not be responsible for insuring the Stock Collateral, for the payment of taxes, charges, assessments or liens upon the Stock Collateral or otherwise as to the maintenance of the Stock Collateral.

     The Collateral Agent may execute any of the powers granted under this Agreement and perform any duty hereunder or thereunder either directly or by or through Agents or attorneys-in-fact, and shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care. In no event will the Collateral Agent or any officer, agent or representative thereof be responsible for the consequences of any oversight or error of judgment whatsoever, or personally liable for any action taken or omitted to be taken, except that such person may be liable due to its willful misconduct or gross negligence. Neither the Collateral Agent nor any officer, agent or representative thereof shall be personally liable for any action taken by any such person in accordance with any notice given by the Required Holders pursuant to the terms of this Agreement even if, at the time such action is taken by any such person, the Required Holders are not entitled to give such notice, except where the account officer of the Collateral Agent active upon Funding's accounts has actual knowledge that such Required Holders are not entitled to give such notice.

Section 18.    Resignation of Collateral Agent; Successor Collateral Agent.

     The Collateral Agent may at any time (i) be removed upon at least 30 days' prior written notice to the Collateral Agent provided by the Required Holders or
(ii) resign by giving thirty (30) days prior written notice thereof to each Noteholder, the Company and Funding, provided that no resignation shall be effective until a successor for the Collateral Agent is appointed. Upon such resignation or removal, the Required Holders shall have the right to appoint a successor Collateral Agent. If no successor Collateral Agent shall have been so appointed and shall have accepted such appointment within thirty (30) days after the retiring Collateral Agent's giving of notice of resignation, then the retiring Collateral Agent may, on behalf of the Required Holders, as applicable, appoint a successor Collateral Agent, which shall be a bank or trust company incorporated and doing business within the United States of America having a combined capital and surplus of at least $250,000,000. Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder. After any retiring Collateral Agent's resignation or removal, the provisions of this Agreement shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Collateral Agent.

Section 19.    No Waiver, etc.

     Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a written instrument expressly referring to this Agreement and to the provisions so modified or limited, and executed by the Collateral Agent, with the consent of the Required Holders (or, if required by the Note Agreements, with the consent of all of the Noteholders), and the Company. No act, failure or delay by the Collateral Agent shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Collateral Agent of any default or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion. The Company hereby waives presentment, notice of dishonor and protest of all instruments, included in or evidencing any of the Obligations, and any and all other notices and demands whatsoever (except as expressly provided herein or in the Note Agreements).

Section 20.    Notice, etc.

     All notices, requests and other communications hereunder shall be made in the manner set forth in ss.18 of the Note Agreements.

Section 21.    Termination.

     Upon final payment and performance in full of the Obligations, this Agreement shall terminate and the Collateral Agent shall, at the Company's request and expense, return such Stock Collateral in the possession or control of the Collateral Agent as has not theretofore been disposed of pursuant to the provisions hereof, together with any moneys and other property at the time held by the Collateral Agent hereunder.

Section 22.    Overdue Amounts.

     Until paid, all amounts due and payable by the Company hereunder shall be a debt secured by the Stock Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Note Agreements.

Section 23.    Governing Law; Consent to Jurisdiction.

     This Agreement is intended to take effect as a sealed instrument and shall be governed by, and Construed in Accordance With, the Laws of the State of New York. The Company agrees that any suit for the enforcement of this Agreement may be brought in the courts of the State of New York or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Company by mail at the address specified in ss.18 of the Note Agreements. The Company hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

Section 24.    Waiver of Jury Trial.

     The Company waives its right to a jury trial with respect to any action or claim arising out of any dispute in connection with this Agreement, any rights or obligations hereunder or the performance of any such rights or obligations. Except as prohibited by law, the Company waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Company (i) certifies that neither the Collateral Agent or any Noteholder nor any representative, agent or attorney of the Collateral Agent or any Noteholder has represented, expressly or otherwise, that the Collateral Agent or any Noteholder would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that, in entering into the Note Agreements and the other Note Documents to which the Collateral Agent is a party and the Noteholders are relying upon, among other things, the waivers and certifications contained in this (S)25.

Section 25.    Miscellaneous.

     The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Company and its respective successors and assigns, and shall inure to the benefit of the Collateral Agent and the Noteholders and their respective successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Company may not assign any of its obligations hereunder without the prior written consent of the Noteholders (and any such assignment without such consent shall be null and void). The Company acknowledges receipt of a copy of this Agreement.

     In Witness Whereof, intending to be legally bound, the Company and the Collateral Agent have caused this Agreement to be executed as of the date first above written.

                                       Medallion Financial Corp.


                                       By /s/ Andrew M. Murstein
                                          ----------------------
                                          Andrew M. Murstein
                                          President

                                       By /s/ Larry D. Hall
                                          -----------------
                                          Larry D. Hall
                                          Corporate Controller


                                       Fleet National Bank, as Collateral Agent



                                       By /s/ Kevin J. Foley
                                          ------------------
                                          Name:  Kevin J. Foley
                                          Title: Sr. VP


     The undersigned Subsidiary hereby joins in the above Agreement for the sole purpose of consenting to and being bound by the provisions of ss.ss.4.1, 6 and 7 thereof, the undersigned hereby agreeing to cooperate fully and in good faith with the Collateral Agent and the Company in carrying out such provisions.


                                       Medallion Taxi Media, Inc.


                                       By /s/ Andrew M. Murstein
                                          ----------------------
                                          Andrew M. Murstein
                                          President

                                       By /s/ Larry D. Hall
                                          -----------------
                                          Larry D. Hall
                                          Corporate Controller

                           Annex A to Pledge Agreement

     The issuer has no authorized, issued or outstanding shares of its capital stock of any class or any commitments to issue any shares of its capital stock of any class or any securities convertible into or exchangeable for any shares of its capital stock of any class except as otherwise stated in this Annex A.


                                                  Number of        Number of         Number of          Par or
                     Record        Class of       Authorized        Issued          Outstanding       Liquidation
     Issuer           Owner         Shares          Shares          Shares            Shares             Value
Medallion Taxi    Medallion      Common              100              100               100              .001
Media, Inc.       Financial
                  Corp.